UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 01, 2025

Eledon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36620	20-1000967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur Blvd. Suite 250
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 238-8090

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELDN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 7, 2025, Eledon Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (“SEC”) to report that, on April 1, 2025, the Audit Committee of the Board of Directors of the Company had dismissed Crowe LLP and engaged Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Crowe LLP had served as the Company’s independent registered public accounting firm only from July 10, 2024 to April 1, 2025 and only with respect to the Company’s fiscal year ended December 31, 2024 and relevant interim periods within that year. This Amendment No. 1 to the Current Report on Form 8-K/A amends the Original 8-K to correct the Original 8-K, which inadvertently also referenced Crowe LLP with respect to matters related to the Company’s fiscal year ended December 31, 2023. The Company has not made any other changes to the Original 8-K.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

The Audit Committee of the Board of Directors (the “Audit Committee”) of the Company approved the dismissal of Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm and dismissed Crowe on April 1, 2025. Crowe served as the Company’s independent registered public accounting firm from July 10, 2024 to April 1, 2025.

During the Company’s fiscal year ended December 31, 2024 and the subsequent interim period from January 1, 2025 through April 1, 2025, (i) there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its report and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Crowe on the consolidated financial statements of the Company for the fiscal year ended December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Crowe with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Crowe furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in this Item 4.01(a). A copy of Crowe’s letter, dated April 7, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm.

On April 1, 2025, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as its new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 and related interim periods.

During the Company’s two most recent fiscal years ended December 31, 2024 and December 31, 2023 and for the subsequent interim period through April 1, 2025, neither the Company nor anyone on its behalf consulted Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in connection with which neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Crowe LLP, dated April 7, 2025*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously filed with the Original 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 14, 2025	By:	/s/ David-Alexandre C. Gros, M.D.
Name: David-Alexandre C. Gros, M.D. Title: Chief Executive Officer